UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 12, 2016

CORPORATE OFFICE PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-14023	23-2947217
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

6711 Columbia Gateway Drive, Suite 300

Columbia, Maryland 21046

(Address of principal executive offices)

(443) 285-5400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

On September 12, 2016, Corporate Office Properties Trust (the “Company”) and Corporate Office Properties, L. P. (the “Operating Partnership”) entered into a separate sales agreement (each, a “Sales Agreement” and collectively, the “Sales Agreements”) with each of Barclays Capital Inc., Robert W. Baird & Co. Incorporated, BTIG, LLC, Capital One Securities, Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Stifel, Nicolaus & Company, Incorporated, SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC (each, an “Agent,” and collectively, the “Agents”), under which the Company may, from time to time, offer and sell the Company’s common shares of beneficial interest, par value $0.01 per share, having an aggregate sale price of up to $200,000,000 (the “Shares”) through an “at the market” equity offering program.

The Company may sell the Shares in amounts and at times to be determined by the Company from time to time, although the Company has no obligation to sell any of the Shares.  Sales of the Shares, if any, made through the Agents, as sales agents, may be made by means of ordinary brokers’ transactions on the New York Stock Exchange, or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or in negotiated transactions or as otherwise agreed by the Company and the applicable Agent.  Each Agent has agreed to use its commercially reasonable efforts to sell the Shares.  The Company will pay each Agent a commission that will not exceed, but may be lower than, 2.0% of the gross sales price of all shares sold through such Agent under the applicable Sales Agreement.  The Company or any of the Agents may at any time suspend the offering or terminate the applicable Sales Agreement pursuant to the terms of the applicable Sales Agreement.

The Company may also sell the Shares to each of the Agents, as principal, at a price per share to be agreed upon at the time of sale.  If the Company sells shares to an Agent as principal, it will enter into a separate terms agreement with that Agent and will describe the terms of the offering of those shares in a separate prospectus supplement.

The Company intends to contribute the net proceeds from the offering to the Operating Partnership for purposes which may include to reduce borrowings under its unsecured revolving credit facility, repay other indebtedness, fund development activities and finance acquisitions, and for general corporate purposes.

The Shares will be issued pursuant to the Company’s automatic shelf registration statement on Form S-3 (File No. 333-210714) filed with the Securities and Exchange Commission on April 12, 2016, and a prospectus supplement, dated September 12, 2016, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended.  This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

In connection with the offering, the Company terminated certain Sales Agreements, dated October 31, 2012, with each of Barclays Capital Inc., Citigroup Global Markets Inc., Raymond James & Associates, Inc. and Mitsubishi UFJ Securities (USA), Inc.

A Sales Agreement is filed as Exhibit 1.1 to this Current Report. The description of the Sales Agreements does not purport to be complete and is qualified in its entirety by reference to the Sales Agreement filed as an exhibit hereto and incorporated by reference herein.

Item 9.01                                           Financial Statements and Exhibits.

Exhibit Number	Description

1.1	Sales Agreement, dated September 12, 2016, among Corporate Office Properties Trust, Corporate Office Properties, L.P. and Robert W. Baird & Co. Incorporated.(1)

5.1	Opinion of Saul Ewing LLP

8.1	Tax Opinion of Morgan, Lewis & Bockius LLP

23.1	Consent of Saul Ewing LLP (included in Exhibit 5.1)

23.2	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 8.1)

(1) Schedule of Additional Sales Agreements. Pursuant to Instruction 2 to Item 601 of Regulation S-K, the Company and the Operating Partnership have filed a copy of one of the Sales Agreements, and have set forth as follows the other documents omitted.  The Company and the Operating Partnership acknowledge that the Commission may at any time in its discretion require filing of copies of any documents so omitted.

1.              Sales Agreement, dated September 12, 2016, among Corporate Office Properties Trust, Corporate Office Properties, L. P. and BTIG, LLC.

2.              Sales Agreement, dated September 12, 2016, among Corporate Office Properties Trust, Corporate Office Properties, L. P. and Capital One Securities, Inc.

3.              Sales Agreement, dated September 12, 2016, among Corporate Office Properties Trust, Corporate Office Properties, L. P. and Citigroup Global Markets Inc.

4.              Sales Agreement, dated September 12, 2016, among Corporate Office Properties Trust, Corporate Office Properties, L. P. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

5.              Sales Agreement, dated September 12, 2016, among Corporate Office Properties Trust, Corporate Office Properties, L. P. and Stifel, Nicolaus & Company, Incorporated.

6.              Sales Agreement, dated September 12, 2016, among Corporate Office Properties Trust, Corporate Office Properties, L. P. and SunTrust Robinson Humphrey, Inc.

7.              Sales Agreement, dated September 12, 2016, among Corporate Office Properties Trust, Corporate Office Properties, L. P. and Wells Fargo Securities, LLC.

8.              Sales Agreement, dated September 12, 2016, among Corporate Office Properties Trust, Corporate Office Properties, L. P. and Barclays Capital Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 12, 2016

CORPORATE OFFICE PROPERTIES TRUST

By:	/s/ Anthony Mifsud
Name: Anthony Mifsud
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Sales Agreement, dated September 12, 2016, among Corporate Office Properties Trust, Corporate Office Properties, L. P. and Robert W. Baird & Co. Incorporated.(2)

5.1	Opinion of Saul Ewing LLP

8.1	Tax Opinion of Morgan, Lewis & Bockius LLP

23.1	Consent of Saul Ewing LLP (included in Exhibit 5.1)

23.2	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 8.1)

(2) Schedule of Additional Sales Agreements. Pursuant to Instruction 2 to Item 601 of Regulation S-K, the Company and the Operating Partnership have filed a copy of one of the Sales Agreements, and have set forth as follows the other documents omitted.  The Company and the Operating Partnership acknowledge that the Commission may at any time in its discretion require filing of copies of any documents so omitted.

1.              Sales Agreement, dated September 12, 2016, among Corporate Office Properties Trust, Corporate Office Properties, L. P. and BTIG, LLC.

2.              Sales Agreement, dated September 12, 2016, among Corporate Office Properties Trust, Corporate Office Properties, L. P. and Capital One Securities, Inc.

3.              Sales Agreement, dated September 12, 2016, among Corporate Office Properties Trust, Corporate Office Properties, L. P. and Citigroup Global Markets Inc.

4.              Sales Agreement, dated September 12, 2016, among Corporate Office Properties Trust, Corporate Office Properties, L. P. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

5.              Sales Agreement, dated September 12, 2016, among Corporate Office Properties Trust, Corporate Office Properties, L. P. and Stifel, Nicolaus & Company, Incorporated.

6.              Sales Agreement, dated September 12, 2016, among Corporate Office Properties Trust, Corporate Office Properties, L. P. and SunTrust Robinson Humphrey, Inc.

7.              Sales Agreement, dated September 12, 2016, among Corporate Office Properties Trust, Corporate Office Properties, L. P. and Wells Fargo Securities, LLC.

8.              Sales Agreement, dated September 12, 2016, among Corporate Office Properties Trust, Corporate Office Properties, L. P. and Barclays Capital Inc.